EXHIBIT 21
SUBSIDIARIES
Johnson & Johnson, a New Jersey corporation, had the U.S. and international subsidiaries shown below as of
December 31, 2017. Certain U.S. subsidiaries and international subsidiaries are not named because they were not significant in the aggregate. Johnson & Johnson is not a subsidiary of any other entity.

Name of Subsidiary	Jurisdiction of Organization
U.S. Subsidiaries:
Abbott Medical Optics, Inc.	Delaware
Acclarent, Inc.	Delaware
Actelion Pharmaceuticals US, Inc.	Delaware
Actelion US Holding Company	Delaware
Advanced Sterilization Products Services Inc.	New Jersey
Alios BioPharma, Inc.	Delaware
ALZA Corporation	Delaware
AMO Development, LLC	Delaware
AMO Holdings, Inc.	Delaware
AMO Manufacturing USA, LLC	Delaware
AMO Sales and Service, Inc.	Delaware
AMO USA, LLC	Delaware
AMO USA Sales Holdings, Inc.	Delaware
AMO US Holdings, Inc.	Delaware
Aragon Pharmaceuticals, Inc.	Delaware
BioMedical Enterprises, Inc.	Texas
Biosense Webster, Inc.	California
Centocor Research & Development, Inc.	Pennsylvania
Codman & Shurtleff, Inc.	New Jersey
Coherex Medical, Inc.	Delaware
Cordis LLC	Delaware
CoTherix Inc.	Delaware
DePuy Mitek, LLC	Massachusetts
DePuy Products, Inc.	Indiana
DePuy Spine, LLC	Ohio
DePuy Synthes Products, Inc.	Delaware
DePuy Synthes Sales, Inc.	Massachusetts
DePuy Synthes, Inc.	Delaware
Diabetes Diagnostics, Inc.	Delaware
Ethicon Endo-Surgery, Inc.	Ohio
Ethicon Endo-Surgery, LLC	Delaware
Ethicon LLC	Delaware
Ethicon US, LLC	Texas
Ethicon, Inc.	New Jersey
Heartport, Inc.	Delaware
Janssen Biotech, Inc.	Pennsylvania
Janssen Global Services, LLC	New Jersey
Janssen Oncology, Inc.	Delaware
Janssen Ortho LLC	Delaware

Name of Subsidiary	Jurisdiction of Organization
Janssen Pharmaceuticals, Inc.	Pennsylvania
Janssen Products, LP	New Jersey
Janssen Research & Development, LLC	New Jersey
Janssen Scientific Affairs, LLC	New Jersey
Janssen Supply Group, LLC	Pennsylvania
Janssen-Cilag Manufacturing, LLC	Delaware
Johnson & Johnson (Middle East) Inc.	New Jersey
Johnson & Johnson Consumer Inc.	New Jersey
Johnson & Johnson Finance Corporation	New Jersey
Johnson & Johnson Health and Wellness Solutions, Inc.	Michigan
Johnson & Johnson Health Care Systems Inc.	New Jersey
Johnson & Johnson Innovation - JJDC, Inc.	New Jersey
Johnson & Johnson International	New Jersey
Johnson & Johnson Japan Inc.	New Jersey
Johnson & Johnson Services, Inc.	New Jersey
Johnson & Johnson Urban Renewal Associates	New Jersey
Johnson & Johnson Vision Care, Inc.	Florida
JOM Pharmaceutical Services, Inc.	Delaware
LifeScan, Inc.	California
LifeScan LLC	Delaware
LifeScan Products LLC	Delaware
McNeil Consumer Pharmaceuticals Co.	New Jersey
McNeil Healthcare LLC	Delaware
Medical Device Business Services, Inc.	Indiana
MegaDyne Medical Products, Inc.	Utah
Mentor Texas L.P.	Delaware
Mentor Worldwide LLC	Delaware
Micrus Endovascular LLC	Delaware
NeoStrata Company, Inc.	Delaware
NeuWave Medical, Inc.	Delaware
Novira Therapeutics, Inc.	Delaware
Ortho Biologics LLC	Delaware
Ortho Biotech Holding LLC	Delaware
Patriot Pharmaceuticals, LLC	Pennsylvania
Pulsar Vascular, Inc.	Delaware
Rutan Realty LLC	New Jersey
SterilMed, Inc.	Minnesota
Synthes USA Products, LLC	Delaware
Synthes USA, LLC	Delaware
Synthes, Inc.	Delaware
TearScience, Inc.	Delaware
The Anspach Effort, LLC	Florida
Torax Medical, Inc.	Delaware
Vogue International LLC	Delaware

Name of Subsidiary	Jurisdiction of Organization
International Subsidiaries:
Actelion Ltd	Switzerland
Apsis	France
Apsis Germany GmbH	Germany
Beijing Dabao Cosmetics Co., Ltd.	China
Berna Rhein B.V.	Netherlands
Biosense Webster (Israel) Ltd.	Israel
Cilag AG	Switzerland
Cilag GmbH International	Switzerland
Cilag Holding AG	Switzerland
Cilag Holding Finance Unlimited Company	Ireland
CNA Development GmbH	Switzerland
Cordis de Mexico, S.A. de C.V.	Mexico
Covagen AG	Switzerland
Crucell N.V.	Netherlands
DePuy France	France
DePuy International Limited	United Kingdom
DePuy Ireland Unlimited Company	Ireland
DePuy Synthes Eos Limited	Ireland
DePuy Synthes Gorgan Limited	Ireland
DePuy Synthes Jason Limited	Ireland
DePuy Synthes Leto S.A.R.L.	Luxembourg
EES, S.A. de C.V.	Mexico
Ethicon Ireland Unlimited Company	Ireland
Ethicon PR Holdings Unlimited Company	Ireland
Ethnor del Istmo, S.A.	Panama
Global Investment Participation B.V.	Netherlands
GMED Healthcare BVBA	Belgium
J.C. General Services CVBA	Belgium
Janssen Biologics (Ireland)	Ireland
Janssen Biologics B.V.	Netherlands
Janssen Cilag Farmaceutica S.A.	Argentina
Janssen Egypt	Egypt
Janssen Holding GmbH	Switzerland
Janssen Inc.	Canada
Janssen Irish Finance Company UC	Ireland
Janssen Korea Ltd.	Korea, Republic of
Janssen Pharmaceutica NV	Belgium
Janssen Pharmaceutica (Proprietary) Limited	South Africa
Janssen Pharmaceutical	Ireland
Janssen Pharmaceutical K.K.	Japan
Janssen Pharmaceutical Sciences Unlimited Company	Ireland
Janssen R&D Ireland	Ireland
Janssen Sciences Ireland UC	Ireland

Name of Subsidiary	Jurisdiction of Organization
Janssen Vaccines & Prevention B.V.	Netherlands
Janssen Vaccines AG	Switzerland
Janssen Vaccines Corp.	Korea
Janssen-Cilag	France
Janssen-Cilag A/S	Denmark
Janssen-Cilag AB	Sweden
Janssen-Cilag AG	Switzerland
Janssen-Cilag B.V.	Netherlands
Janssen-Cilag de Mexico S. de R.L. de C.V.	Mexico
Janssen-Cilag Farmaceutica Ltda.	Brazil
Janssen-Cilag Farmaceutica, Lda.	Portugal
Janssen-Cilag GmbH	Germany
Janssen-Cilag Kft.	Hungary
Janssen-Cilag Limited	Thailand
Janssen-Cilag Limited	United Kingdom
Janssen-Cilag NV	Belgium
Janssen-Cilag OY	Finland
Janssen-Cilag Pharma GmbH	Austria
Janssen-Cilag Pty Ltd	Australia
Janssen-Cilag S.A.	Colombia
Janssen-Cilag S.p.A.	Italy
Janssen-Cilag, C.A.	Venezuela
Janssen-Cilag, S.A.	Spain
Janssen-Cilag, S.A. de C.V.	Mexico
JJC Acquisition Company B.V.	Netherlands
Johnson & Johnson (China) Investment Ltd.	China
Johnson & Johnson (Ireland) Limited	Ireland
Johnson & Johnson (New Zealand) Limited	New Zealand
Johnson & Johnson (Philippines), Inc.	Philippines
Johnson & Johnson (Proprietary) Limited	South Africa
Johnson & Johnson (Thailand) Ltd.	Thailand
Johnson & Johnson AB	Sweden
Johnson & Johnson AG	Switzerland
Johnson & Johnson Belgium Finance Company	Belgium
Johnson & Johnson Consumer Holdings France	France
Johnson & Johnson Consumer NV	Belgium
Johnson & Johnson Consumer Services EAME Ltd.	United Kingdom
Johnson & Johnson de Argentina S.A.C. e. I.	Argentina
Johnson & Johnson de Chile S.A.	Chile
Johnson & Johnson de Colombia S.A.	Colombia
Johnson & Johnson de Venezuela, S.A.	Venezuela
Johnson & Johnson del Ecuador S.A.	Ecuador
Johnson & Johnson del Peru S.A.	Peru
Johnson & Johnson do Brasil Industria E Comercio de Produtos Para Saude Ltda.	Brazil

Name of Subsidiary	Jurisdiction of Organization
Johnson & Johnson European Treasury Company	Ireland
Johnson & Johnson Finance Limited	United Kingdom
Johnson & Johnson Financial Services GmbH	Germany
Johnson & Johnson for Export & Import LLC	Egypt
Johnson & Johnson Gesellschaft m.b.H.	Austria
Johnson & Johnson GmbH	Germany
Johnson & Johnson Group Holdings GmbH	Austria
Johnson & Johnson Hellas Commercial and Industrial S.A.	Greece
Johnson & Johnson Hellas Consumer Products Commercial Societe Anonyme	Greece
Johnson & Johnson Holding GmbH	Germany
Johnson & Johnson Holdings K.K.	Japan
Johnson & Johnson Inc.	Canada
Johnson & Johnson Industrial Ltda.	Brazil
Johnson & Johnson Innovation Limited	United Kingdom
Johnson & Johnson International Financial Services Company	Ireland
Johnson & Johnson K.K.	Japan
Johnson & Johnson Korea Selling & Distribution Limited Liability Company	Korea, Republic of
Johnson & Johnson Limitada	Portugal
Johnson & Johnson Limited	United Kingdom
Johnson & Johnson LLC	Russian Federation
Johnson & Johnson Luxembourg Finance Company Sarl	Luxembourg
Johnson & Johnson Management Limited	United Kingdom
Johnson & Johnson Medical	France
Johnson & Johnson Medical (Shanghai) Ltd.	China
Johnson & Johnson Medical B.V.	Netherlands
Johnson & Johnson Medical GmbH	Germany
Johnson & Johnson Medical Korea Limited	Korea, Republic of
Johnson & Johnson Medical Limited	United Kingdom
Johnson & Johnson Medical Mexico, S.A. de C.V.	Mexico
Johnson & Johnson Medical NV	Belgium
Johnson and Johnson Medical (Pty) Ltd	South Africa
Johnson & Johnson Medical Pty Ltd	Australia
Johnson & Johnson Medical S.A.	Argentina
Johnson & Johnson Medical S.p.A.	Italy
Johnson & Johnson Medical Taiwan Ltd.	Taiwan
Johnson & Johnson Medical, S.C.S.	Venezuela
Johnson & Johnson Medikal Sanayi ve Ticaret Limited Sirketi	Turkey
Johnson & Johnson Middle East FZ-LLC	United Arab Emirates
Johnson & Johnson Nordic AB	Sweden
Johnson & Johnson Pacific Pty. Limited	Australia
Johnson & Johnson Poland Sp. z o.o.	Poland
Johnson & Johnson Private Limited	India
Johnson & Johnson Pte. Ltd.	Singapore
Johnson & Johnson Pty. Limited	Australia
Johnson & Johnson Romania S.R.L.	Romania

Name of Subsidiary	Jurisdiction of Organization
Johnson & Johnson S.p.A.	Italy
Johnson & Johnson Sante Beaute France	France
Johnson & Johnson Sihhi Malzeme Sanayi Ve Ticaret Limited Sirketi	Turkey
Johnson & Johnson Swiss Finance Company Limited	United Kingdom
Johnson & Johnson Taiwan Ltd.	Taiwan
Johnson & Johnson UK Treasury Company Limited	United Kingdom
Johnson & Johnson Vision Care (Ireland)	Ireland
Johnson & Johnson, S.A.	Spain
Johnson & Johnson, S.A. de C.V.	Mexico
Johnson & Johnson, s.r.o.	Czech Republic
Johnson & Johnson, s.r.o.	Slovakia
Latam International Investment Company Unlimited Company	Ireland
Latam Properties Holdings Unlimited Company	Ireland
Lifescan	France
LifeScan Scotland Limited	United Kingdom
McNeil AB	Sweden
McNeil Denmark APS	Denmark
McNeil Healthcare (UK) Limited	United Kingdom
McNeil Sweden AB	Sweden
Medos International Sarl	Switzerland
Medos Sarl	Switzerland
Mentor B.V.	Netherlands
Mentor Holding PP	France
Mentor Medical Systems B.V.	Netherlands
OBTECH Medical Sarl	Switzerland
OMJ Ireland Unlimited Company	Ireland
OMJ PR Holdings Limited	Ireland
Omrix Biopharmaceuticals Ltd.	Israel
OptiMedica Corporation	Delaware
Shanghai Johnson & Johnson Limited	China
Shanghai Johnson & Johnson Pharmaceuticals, Ltd.	China
Synthes GmbH	Switzerland
Synthes Holding AG	Switzerland
SYNTHES Medical Immobilien GmbH	Germany
Synthes Produktions GmbH	Switzerland
Turnbuckle Investment Unlimited Company	Ireland
Xian-Janssen Pharmaceutical Ltd.	China